Generating Stock Ideas

CROFT
FUNDS CORP.

CONTRARIAN. RESEARCH. VALUE.

Value-Oriented, Partially Contrarian, Seeking the Best Ideas

At Croft Leominster, we are classic stock pickers, grounded in a research-driven, value-oriented investment approach. Our process is highly disciplined and our style consistent. We scour the entire equity market to find what we believe are undervalued opportunities poised to offer our shareholders the potential for higher returns over time.

Built on Generating Stock Ideas
We gather stock ideas from a variety of sources—both internal and external. Diligently analyzing scores of stocks, the firm looks to turn stock ideas into stock commitments. This bottom-up approach often leads to portfolio themes.

Focused on Value, Not Size
We do not limit the portfolio by market capitalization or style box. The managers and analysts can opportunistically take advantage of market changes, rotations and cycles. We apply our investment approach to companies of all sizes.

Long-term Investors
Searching first for good entry points, we are committed to a long-term, patient investment strategy. We seek to buy 80-cents-on-the-dollar and typically hold stocks for at least three to five years.

Aligned with Shareholders
We "eat our own cooking." Our interests are truly aligned, as our individual and firm assets are invested in the fund along with our shareholders.


80 +/- holdings CLVFX
Select "best ideas"
200 investment candidates
Reasonable price
Catalyst for growth
Contrarian plays
Trim securities, focused on value
Analyze:
Price-to-earnings ratios
Strong cash flow
Asset quality
Potential for growth not reflected in current price
Stock ideas, all sizes & sectors
Internal research
Independent experts
Wall Street analysts

Bottom-Up Stock Picking Process

Croft Value Fund (CLVFX)

MORNINGSTAR ★★★★★

As of 9/30/09, Overall Morningstar Rating
5 stars and 4, 5 and 5 stars for the three-, five- and ten-year periods among 1704, 1704, 1352, and 678 U.S. domicile large blend funds, respectively.[1]

Morningstar Percentile Rankings among U.S. domicile large blend funds as of 9/30/09[2]


Year-to-date: Top 8th percentile
3 year: Top 5th percentile
5 year: Top 2nd percentile
10 year: Top 7th percentile
10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

PERFORMANCE AS OF 9/30/09

	Total Returns		Annualized Total Returns		
	YTD	1 Year	3 years	5 years	10 years
Croft Value Fund	+31.2%	-2.2%	-0.9%	+5.3%	+4.8%
S&P 500 Index	+19.3%	-6.9%	-5.4%	+1.0%	-0.2%

Expense ratio: 1.48% Inception date: 5/4/95

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. For current to most recent month-end performance, please call us at 800-551-0990. The Fund imposes a 2% redemption fee on proceeds redeemed or exchanged within 30 days of purchase. The performance illustrated does not include the effect of the redemption charge. If it did, performance would have been lower.

GROWTH OF A $10,000 INVESTMENT OVER TEN YEARS


$(000)
25000
20000
15000
10000
5000
Croft Value Fund
$15,973
S&P 500
$9,846
9/30/99
9/30/00
9/30/01
9/30/02
9/30/03
9/30/04
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09

Bounce-back performance since the market low on March 9th


71.3%
58.3%
50.9%
Croft Value Fund
S&P 500
Dow Jones Industrials

Croft Value Fund led the S&P and Dow Jones Industrial Indexes by by 13.0% and 20.4 % respectively during period 3/9/09 to 9/30/09. Source: Bloomberg



CROFT LEOMINSTER, ADVISOR TO THE FUND

Located in downtown Baltimore at the historic Canton House, Croft Leominster, Inc. is a family owned and operated money manager founded in 1989. The Croft management team has over 90 years of collective experience and manages approximately $650 million in assets as of September 30, 2009.

Croft Funds

800.551.0990

www.croftfunds.com

Fund Managers

Kent G. Croft
CIO and President, Croft Leominster and Co-Portfolio Manager, Croft Value Fund



Kent G. Croft is president and CIO of Croft Leominster. He oversees investments and co-manages the Croft Value Fund (CLVFX). He holds an A.B. degree (1985) from Dartmouth College. From 1985 through May 1988, Kent was employed as a manager in the equity department at Salomon Brothers, Inc., New York. From 1988 to 1989, he was Vice President, Real Estate Investments for Bryans Road Corp. In 1989, Kent founded Croft Leominster, Inc. with L. Gordon Croft, his father.

G. Russell Croft
Vice President, Croft Leominster Co-Portfolio Manager, Croft Value Fund



G. Russell Croft is vice president of Croft Leominster and co-portfolio manager of the Croft Value Fund (CLVFX). He holds a B.A. degree (1996) from Washington and Lee University and obtained his M.B.A. (1998) from the University of London. Before coming to Croft Leominster, Russell had experience working for Gabelli & Company in New York. Russell has been a portfolio manager for the Croft Value Fund since 2006.

Please consider the investment objectives, risks and charges and expenses of the Fund before investing. Before investing, you should carefully read the Fund's prospectus, which contains this and other information about the Fund. Call Croft Funds Corp. at 800-551-0990 for a prospectus or visit our web site, www.croftfunds.com.

Many individual securities may be riskier than the market and experience abrupt short-term price movement and may result in possible loss of money on your investment. The Fund's net asset value, yield and total return may be affected by such movements. The Fund is a managed portfolio and portfolio holdings are subject to change.

[1] For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year Morningstar Rating metrics.

[2] The Morningstar Rankings represent a fund's total-return rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Croft Leominster is an investment advisor registered with the Securities and Exchange Commission under the Investment Advisors Act of 1940.